We Keep IT Green™

SUPERMICRO®

2U Twin²™
SuperBlade®
GPU Solutions
Mission-critical Medical Application
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Supermicro © 2009 Earnings Conference Presentation April 29, 2009 Exhibit 99.2

Supermicro © 2009

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: the current economic uncertainties, our dependence on continued growth in the markets for X86, blade servers and embedded applications, increased competition, difficulties of predicting timing, introduction and customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Supermicro © 2009

Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended March 31, 2009.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

Supermicro © 2009

Q3’FY2009 Non-GAAP Financial Highlights
(in millions, except per share data)
Q3'09 YoY Sequential
Revenue 109.5 $          (27.2) $          (19.0) $
Profit after Tax 2.4 $              (3.5) $            (4.3) $
EPS 0.06 $            (0.09) $          (0.11) $
Change

Supermicro © 2009

Intel’s Nehalem CPU Launch
New generation Nehalem Xeon platforms, QPI technology
80+ Motherboard SKUs
30+ Optimized Chassis
Hundreds of application optimized server solutions
“Application optimized” allows specialization for:
Datacenters/Cloud computing
Scientific and Engineering computing
Medical applications
Embedded-Storage, IPC

Supermicro © 2009
6
Technology Innovation – 2U Twin²
Highest Performance per Watt (375
GFLOPS/kW, up to 25% net gain over
other top tiers’ 1U servers)
Optimized for HPC and Datacenters
Four Independent Hot-pluggable DP/UP
Nodes
High-Efficiency Power Supply (93%+)
with Optional 1+1 Redundancy
Power-Efficient Serverboard and
Cooling Subsystem
Best Performance per Watt and per
Dollar
High Density yet Easy to Maintain

Supermicro © 2009

GPU Workstation/Server Solutions
1U rack server chassis optimized for
x2 double width GPU cards.
3x Hot Swap SAS/SATA HDDs
Optimized thermal solution – air flow
controlled by GPU and CPU
temperature.
4U Tower / Rackmount chassis
4x double width high-end graphic cards
8x Hot Swap SAS/SATA HDDs
Great for high-end, high performance
graphic rendering application.

Supermicro © 2009

Upcoming Products and Launches
Storage product line expansion
Super SBB product line
Higher density storage subsystems
Switch product line
24-port and 48-port models / Layer-3 switch
10G and 40G connectivity
Intel Atom-based product
Embedded, cost effective server appliance market
AMD Istanbul
Available in this quarter

Supermicro © 2009

Revenue Comparables
$137
$149
$144
$129
$110
$0
$40
$80
$120
$160
$'s millions
Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09
Supermicro Revenue Trend
Y/Y 29.4% 34.2% 22.1% -6.1% -19.9%
Seq. -0.1% 8.9% -3.2% -10.8% -14.8%

Supermicro © 2009

Revenue Analysis
$89
$48
$91
$58
$88
$56
$76
$53
$67
$43
$-
$40
$80
$120
$160
$'s millions
Q3'08 Q4'08 Q1'09 Q2'09 Q3'09
Supermicro Component/System Revenue
Total Components Systems

Supermicro © 2009 11 Non-GAAP Gross Margins 18.2% 19.2% 19.4% 18.9% 15.0% Q3'08 Q4'08 Q1'09 Q2'09 Q3'09

Supermicro © 2009 12 Non-GAAP Gross Profit $25.0 $28.6 $28.0 $24.2 $16.5 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Gross Profit $'s millions

Supermicro © 2009

Summary P&L non-GAAP
(in millions, except per share data)
Q3'09 YoY Sequential Q3'08 Q2'09
Operating Expense 14.6 $            (1.0) $            (1.0) $               15.6 $      15.6 $
Operating Expense Ratio 13.4% 1.9% 1.3% 11.4% 12.2%
Operating Income 1.8 $               (7.5) $            (6.8) $               9.3 $        8.6 $
Net Income 2.4 $               (3.5) $            (4.3) $               6.0 $        6.7 $
EPS 0.06 $            (0.09) $         (0.11) $            0.15 $      0.17 $
Diluted Share  Count 38.9 39.1 39.2
Effective Quarterly
Tax Rate (Benefit) (44.3%) 36.4% 20.8%
Change

Supermicro © 2009

Q3’09 YTD Summary Statement of Cash Flows
($’s millions)
9 Months Ended 9 Months Ended
Mar. 31, 2009 Mar. 31, 2008
Net Income 13.7 $                  18.6 $
Depreciation and amortization 2.6 $                     1.9 $
Stock comp expense (FAS 123R) 4.0 $                     2.8 $
Other reserves 4.3 $                     8.2 $
Net change in AR, Inventory, AP (15.2) $                 (29.2) $
Other prepaids and liabilities 3.9 $                     7.0 $
Cash flow from operations 13.4 $                  9.3 $
Capital expenditures (2.8) $                   (15.1) $
Free cash flow 10.7 $                  (5.7) $
Net cash  - investing activities 0.9 $                     (5.3) $
Net cash - financing activities (0.3) $                   1.5 $
Net change in cash  11.2 $                  (9.5) $

Supermicro © 2009

Q3’09 Summary of Balance Sheet Metrics
($’s millions)
Q3'09 Q2'09 Change
Cash Equivalents & Investments 77.4 $   74.9 $   2.5 $
Accounts Receivable 42.8 $   39.6 $   3.2 $
Inventory 82.9 $   89.1 $   (6.2) $
Accounts Payable 60.5 $   65.6 $   (5.0) $
DSO 35 31 4
DIO 85 84 1
DPO 62 67 -5
Cash Cycle Days 58 48 10

Supermicro © 2009 16 Supplemental Financials Third Quarter Fiscal 2009 Ended March 31, 2009

Supermicro © 2009

Non-GAAP Financial Summary
(in millions, except per share data)
Q3'09 Q2'09 Q3'08
Net Sales 109.5 $         128.6 $   136.8 $
Non-GAAP Gross Margin 15.0% 18.9% 18.2%
Non-GAAP Operating Expenses 14.6 $           15.6 $     15.6 $
Non-GAAP Operating Income 1.8 $             8.6 $       9.3 $
Non-GAAP Net Income 2.4 $             6.7 $       6.0 $
Non-GAAP Net Income per share 0.06 $           0.17 $     0.15 $
Fully diluted shares for calculation 38.9 39.2 39.1

Supermicro © 2009

Prior Period Net Income Comparisons
(in millions, except per share data)
Q3'09 Q2'09 Q3'08
Net Income (GAAP) 1.2 $             5.3 $       5.0 $
FAS123R Expense (tax affected) 1.2 $             1.3 $       1.0 $
Net Income (Non-GAAP) 2.4 $             6.7 $       6.0 $
Diluted Net Income per share (GAAP) 0.03 $           0.14 $     0.13 $
FAS123R 0.03 $           0.03 $     0.02 $
Diluted Net Income per share (Non-GAAP) 0.06 $           0.17 $     0.15 $
Shares used in diluted EPS calculation 38.9 39.2 39.1

Supermicro © 2009

Q3 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'09
Q3'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 109.5 $           - $              109.5 $
Cost of Sales 93.2 $             0.1 $               93.1 $
Gross Profit 16.3 $             0.1 $               16.5 $
Operating Expense 15.9 $             1.2 $               14.6 $
Operating Income 0.4 $               1.3 $               1.8 $
Interest, net (0.2) $             - $              (0.2) $
Income Before Tax 0.3 $               1.3 $               1.7 $
Income Tax (1.0) $             0.2 $               (0.7) $
Net Income 1.2 $               1.0 $               2.4 $
Diluted Net Income per share 0.03 $             0.03 $             0.06 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 38.8 38.9 38.9

Supermicro © 2009

Q2 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'09
Q2'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 128.6 $          - $             128.6 $
Cost of Sales 104.5 $          0.1 $              104.3 $
Gross Profit 24.1 $            0.1 $              24.2 $
Operating Expense 16.8 $            1.2 $              15.6 $
Operating Income 7.3 $              1.3 $              8.6 $
Interest, net (0.1) $            - $             (0.1) $
Income Before Tax 7.2 $              1.3 $              8.5 $
Income Tax 1.8 $              (0.0) $            1.8 $
Net Income 5.3 $              1.3 $              6.7 $
Diluted Net Income per share 0.14 $            0.03 $            0.17 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 39.2 39.2

Supermicro © 2009

Q1 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q1'09
Q1'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 144.1 $          - $             144.1 $
Cost of Sales 116.2 $          0.1 $              116.1 $
Gross Profit 27.8 $            0.1 $              28.0 $
Operating Expense 16.0 $            1.1 $              14.9 $
Operating Income 11.8 $            1.2 $              13.0 $
Income Before Tax 11.8 $            1.2 $              13.0 $
Income Tax 4.6 $              0.1 $              4.7 $
Net Income 7.2 $              1.1 $              8.3 $
Diluted Net Income per share 0.18 $            0.03 $            0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.3 39.6 39.6

Supermicro © 2009

Q4 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share)
Q4'08
Q4'08 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 148.9 $          - $             148.9 $
Cost of Sales 120.4 $          0.2 $              120.3 $
Gross Profit 28.4 $            0.2 $              28.6 $
Operating Expense 17.8 $            1.2 $              16.7 $
Operating Income 10.6 $            1.3 $              11.9 $
Income Before Tax 10.5 $            1.3 $              11.9 $
Income Tax 3.7 $              0.1 $              3.8 $
Net Income 6.8 $              1.3 $              8.1 $
Diluted Net Income per share 0.18 $            0.03 $            0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.0 39.1 39.1

Supermicro © 2009

Q3 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'08
Q3'08 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 136.8 $          - $             136.8 $
Cost of Sales 111.9 $          0.1 $              111.8 $
Gross Profit 24.8 $            0.1 $              25.0 $
Operating Expense 16.6 $            0.9 $              15.6 $
Operating Income 8.3 $              1.0 $              9.3 $
Interest, net 0.1 $              - $             0.1 $
Income Before Tax 8.4 $              1.0 $              9.4 $
Income Tax 3.3 $              - $             3.4 $
Net Income 5.0 $              1.0 $              6.0 $
Diluted Net Income per share 0.13 $            0.02 $            0.15 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.0 39.1 39.1